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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2005


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


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
              CAYMAN ISLANDS
      (State or other jurisdiction of                 0-13857                              98-0366361
      incorporation or organization)          (Commission file number)      (I.R.S. employer identification number)


  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                           77478
(Address of principal executive offices)                            (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                                                        FORM 8-K


ITEM 8.01. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of the news release dated February 4, 2005 of Noble Corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 News release dated February 4, 2005 issued by Noble Corporation.


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                                                                        FORM 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NOBLE CORPORATION



Date:  February 7, 2005               By: /s/ MARK A. JACKSON
                                          --------------------------------------
                                          Mark A. Jackson,
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer, Controller and
                                          Assistant Secretary


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                                                                        FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.     Description
------------    -----------
Exhibit 99.1    News release dated February 4, 2005 issued by Noble Corporation.